SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                December 23, 2004

                                 CYCO.NET, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                       000-30244                13-3389415
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


400 Gold Avenue SW, Suite 1000, Albuquerque, New Mexico              87102
       (Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code:             (505) 248-0000

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers.

      Effective December 23, 2004, Francisco Urrea, Jr. resigned as a director and as the Chairman of the Board of Directors of Cyco.Net, Inc. (the "Company") to pursue other business interests. The Company does not believe that Mr. Urrea resigned as a result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices and Mr. Urrea did not furnish a letter to the Company with respect to any such disagreement.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit No. Description

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Exhibit           Description                                  Location
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Exhibit 99.1      Resignation Letter of Francisco Urrea, Jr.
                  to the Company dated December 23, 2004       Provided herewith

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

Date:    December 28, 2004                   CYCO.NET, INC.


                                             By:    /s/ Richard A. Urrea
                                                    --------------------
                                             Name:  Richard A. Urrea
                                             Title: President